McGladrey & Pullen
Certified Public Accountants

Exhibit 99.2
Road and Highway Builders, LLC
(A Limited Liability Company)

Financial Report
12.31.2006

McGladrey & Pullen, LLP is a member firm of RSM International, an affiliation of separate and independent legal entities.

Contents

Independent Auditor’s Report on the Financial Statements	1

Financial Statements

Balance sheets	2

Statements of income	3

Statements of members' equity	4

Statements of cash flows	5

Notes to financial statements	6 – 10

Independent Auditor’s Report on the Supplementary Information	11

Supplementary Information

Schedules of general and administrative expenses	12

Earned revenues and cost of earned revenues	13

Contracts in progress	14

McGladrey & Pullen
Certified Public Accountants

Independent Auditor's Report

To the Members
Road and Highway Builders, LLC
(A Limited Liability Company)
Dickinson, North Dakota

We have audited the accompanying balance sheets of Road and Highway Builders, LLC as of December 31, 2006 and 2005, and the related statements of income, members' equity and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Road and Highway Builders, LLC as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey & Pullen, LLP

Sioux Falls, South Dakota
February 23, 2007

McGladrey & Pullen, LLP is a member firm of RSM International, an affiliation of separate and independent legal entities

Road and Highway Builders, L L C
(A Limited Liability Company)

Balance Sheets
December 31, 2006 and 2005

Assets	2006	2005
Current Assets
Receivables:
Contracts	$1,371,573	$804,036
Interest (Note 5)	49,010	112,733
Due from related party (Note 5)	11,311,477	6,500,000
Costs and estimated earnings in excess of billings on uncompleted contracts (Note 2)	104,709	400,060
Prepaid expenses	24,812	8,823
Total current assets	12,861,581	7,825,652

Property and Equipment
Land	621,546	155,982
Buildings	1,184,842	84,842
Equipment (Note 3)	11,479,923	9,627,663
Furniture and fixtures	13,969	13,969
	13,300,280	9,882,456
Less accumulated depreciation	5,588,570	4,088,884
	7,711,710	5,793,572
	$20,573,291	$13,619,224

Liabilities and Members' Equity
Current Liabilities
Excess of outstanding checks over bank balance	$723,670	$447,118
Current maturities of long-term debt (Note 3)	133,387	247,308
Accounts payable (Note 5)	1,506,486	1,078,031
Billings in excess of costs and estimated earnings on uncompleted contracts (Note 2)	12,027,108	7,553,311
Accrued expenses	73,828	74,539
Total current liabilities	14,464,479	9,400,307

Long-Term Debt, less current maturities (Note 3)	150,603	79,310

Commitments and Contingency (Notes 4, 7 and 8)

Members' Equity	5,958,209	4,139,607
	$20,573,291	$13,619,224

See Notes to Financial Statements.

Road and Highway Builders, LLC
 (A Limited Liability Company)

Statements of Income
Years Ended December 31, 2006 and 2005

	2006	2005

Earned contract revenues	$37,162,769	$39,207,908
Cost of earned contract revenues (Note 5)	31,466,891	35,300,239
Gross profit	5,695,878	3,907,669
Percent of sales	15.3%	10.0%
General and administrative expenses (Note 5)	461,618	467,017
Operating income	5,234,260	3,440,652

Other income (expense):
Interest income (Note 5)	487,054	411,415
Interest expense	(51,571)	(198,558)
Miscellaneous	548,859	313,665
Net income	$6,218,602	$3,967,174

See Notes to Financial Statements.

Road and Highway Builders, L L C
(A Limited Liability Company)

Statements of Members' Equity
Years Ended December 31, 2006 and 2005

	Fisher Sand & Gravel Co.	Richard H. Buenting	Total

Balance, December 31, 2004	$1,754,216	$1,754,217	$3,508,433
Distributions	(1,668,000)	(1,668,000)	(3,336,000)
Net Income	1,983,587	1,983,587	3,967,174
Balance, December 31, 2005	2,069,803	2,069,804	4,139,607
Distributions	(2,200,000)	(2,200,000)	(4,400,000)
Net income	3,109,301	3,109,301	6,218,602
Balance, December 31, 2006	$2 ,979,104	$2,979,105	$5,958,209

See Notes to Financial Statements.

Road and Highway Builders, LLC
(A Limited Liability Company)

Statements of Cash Flows
Years Ended December 31, 2006 and 2005

	2006	2005
Cash Flows From Operating Activities
Net income	$6,218,602	$3,967,174
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	1,507,186	1,174,674
Loss on sale of property and equipment	6,500	-
Change in assets and liabilities:
(Increase) decrease in receivables	(503,814)	740,736
(Increase) decrease in costs and estimated earnings in excess of billings on uncompleted contracts	295,351	(400,060)
(Increase) decrease in prepaid expenses	(15,989)	189,261
Increase (decrease) in checks issued in excess of bank balance	276,552	(1,027,881)
Increase (decrease) in accounts payable	428,455	(11,379)
Increase in billings in excess of costs and estimated earnings on uncompleted contracts	4,473,797	4,586,674
Increase (decrease) in accrued expenses	(711)	43,702
Net cash provided by operating activities	12,685,929	9,262,901

Cash Flows From Investing Activities
Principal advances on due from related party, net	(4,811,477)	(1,750,000)
Purchase of property and equipment	(3,217,820)	(2,386,420)
Net cash used in investing activities	(8,029,297)	(4,136,420)

Cash Flows From Financing Activities
Principal payments on long-term debt	(256,632)	(1,790,481)
Cash distributions to members	(4,400,000)	(3,336,000)
Net cash used in financing activities	(4,656,632)	(5,126,481)
Net increase in cash	-	-

Cash
Beginning	-	-
Ending	$-	$-
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$56,600	$193,529

Supplemental Disclosure of Noncash Investing and Financing Activities
Property and equipment acquired by incurring debt	$214,004	$220,812

See Notes to Financial Statements.

Road and Highway Builders, LLC
(A Limited Liability Company)

Notes to Financial Statements

Note 1.	Nature of Business and Significant Accounting Policies

Nature of business:  Road and Highway Builders, LLC is organized as a limited liability company under the laws of the State of Nevada.  The members of the Company are Fisher Sand & Gravel Co. (Fisher) and Richard H. Buenting on an equal (50/50) basis.  All profits, expenses and proceeds from the sale of assets are to be shared equally by the two members.  The operating agreement terms provide that the Company will exist in perpetuity.

The Company operates primarily as a general road construction contractor in the state of Nevada.  The work is performed under construction contracts acquired by bid primarily from the Nevada Department of Transportation.  The length of the Company's contracts varies but typically is for one year or less.  In connection with its normal construction activities, the Company may be required to acquire performance bonds.  The surety issuing the bonds has recourse against the Company's assets in the event the surety is required to honor the bonds.

A summary of the Company's significant accounting policies follows:

Use of estimates:  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.  Actual results could differ from those estimates.  Material estimates that are particularly susceptible to significant change in the near-term relate to the determination of the costs to complete uncompleted contracts and the resultant determination of percentage of completion.

Revenue and cost recognition:  The Company's books and records are maintained on the percentage of completion method.  Revenues on construction contracts are recognized when progress reaches a point where experience is sufficient to estimate final results with reasonable accuracy.  Percentage of completion is measured and revenue is accrued based on the percentage of costs incurred to date to estimated total costs for each contract.  This method is used because management considers expended costs to be the best available measure of progress on these contracts.

Contract costs include all direct material, labor costs and those indirect costs related to contract performance.  Selling, general and administrative costs are charged to expense as incurred.  Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined.  Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

The asset, "costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed.  The liability, "billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

Road and Highway Builders, LLC
(A Limited Liability Company)

Notes to Financial Statements

Note 1.	Nature of Business and Significant Accounting Policies (continued)

Cash:  The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits.  The Company has not experienced any losses in such accounts.  Management does not believe the Company is exposed to any significant credit risk related to cash.

Contract receivables:  Contract receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a periodic basis.  Management determines the allowance for doubtful accounts by identifying troubled accounts and considering the customer's financial condition, credit history and current economic conditions.  Contract receivables are written off when deemed uncollectible.  Recoveries of contract receivables previously written off are recorded when received.  The Company may be able to file a lien on the customer's property to secure its contracts receivable.

At December 31, 2006 and 2005, contract receivables are from customers within Nevada and are concentrated principally with state and local governmental agencies.  Receivables are generally due when billed and the retainage is due upon completion of the construction contract.

Contracts receivable consist of the following at December 31, 2006 and 2005:

	2006	2005
Current	$261,541	$124,162
Retainage	1,110,032	679,874
	$1,371,573	$804,036

No allowance for doubtful accounts has been provided since management considers all accounts to be collectible.

Property and equipment:  Property and equipment is stated at cost.  Depreciation is computed over the following estimated useful lives of the assets:

Years
Buildings	39.5
Equipment, furniture and fixtures	5 - 7

Callbacks and warranties:  The Company accrues costs related to work necessary to be performed on contracts, which are complete but have job performance issues, when they become aware of the deficiencies and can reasonably estimate the costs necessary to alleviate the deficiency.  At December 31, 2006 and 2005, there were no costs accrued related to work to be performed subsequent to year end on contracts which were complete at December 31, 2006 and 2005.

Road and Highway Builders, LLC
(A Limited Liability Company)

Notes to Financial Statements

Note 1.	Nature of Business and Significant Accounting Policies (continued)

Income taxes:  The Company is a limited liability company under provisions of the Internal Revenue Code and, as such, does not pay any federal or state income taxes.  The Company's taxable income is included in the tax returns of its members, who are responsible for the payment of income taxes based upon the taxable income of the Company.  The Company intends to make distributions to its members that, at a minimum, will allow the members to fund their income tax liability associated with the taxable income of the Company.

Personal assets and liabilities:  Road and Highway Builders, LLC is a limited liability company and is treated as a partnership for income tax purposes.  In accordance with the generally accepted method of presenting financial statements for limited liability companies, the financial statements do not include the personal assets and liabilities of the members, including their obligation for income taxes on their distributive shares of the net income of the company or their rights to refunds on its net loss, nor any provision for income tax expense or an income tax refund.

Note 2.	Costs and Estimated Earnings on Uncompleted Contracts

	2006	2005
T otal amount of contracts in process	$109,484,576	$57,899,759

Cost incurred on uncompleted contracts	$42,738,698	$33,049,415
Estimated earnings	3,280,000	1,189,874
	46,018,698	34,239,289
Less billings to date	57,941,097	41,392,540
	$(11,922,399)	$(7,153,251)

Included in the accompanying balance sheets under the following captions:
	2006	2005
Costs and estimated earnings in excess of billings on uncompleted contracts	$104,709	$400,060
Billings in excess of costs and estimated earnings on uncompleted contracts	(12,027,108)	(7,553,311)
	$(11,922,399)	$(7,153,251)

Road and Highway Builders, LLC
(A Limited Liability Company)

Notes to Financial Statements

Note 3.	Long-Term Debt

	2006	2005

7% Note payable to finance company, due in monthly installments of $6,624, including interest to January 2010, secured by equipment	$214,005	$-
6% Note payable to finance company, due in monthly installments of $6,501, including interest to July 2007, secured by equipment	38,333	111,643
6% Notes payable to finance company, due in monthly installments of $3,253, including interest to November 2007, secured by equipment	31,652	70,509
Debt paid off in current year	-	144,466
	283,990	326,618
Less current m aturities	133,387	247,308
	$150,603	$79,310

Approximate maturities of long-term debt are as follows:  2007 $133,000; 2008 $71,000; 2009 $76,000 and 2010 $4,000.

Note 4.	Lease Obligations

The Company leases office space and equipment under long-term lease agreements.  These leases are classified as operating leases and are due to expire through 2008.  The Company is required to pay a monthly common area charge in addition to the base rent under the lease for office space.

Rental expense for operating leases was $89,241 and $178,096 for the years ended December 31, 2006 and 2005, respectively.

Minimum lease payments for operating leases in future years are as follows:  2007 $34,560 and 2008 $17,280.

Road and Highway Builders, LLC
(A Limited Liability Company)

Notes to Financial Statements

Note 5.	Related Party Transactions

Due from related party:  The amount due from related party (Fisher Sand & Gravel Co.) is due on demand with interest accruing at a variable interest rate, currently 6%.  Total interest income recognized on this note was $465,969 and $401,580 for the years ended December 31, 2006 and 2005, respectively.  $49,010 and $112,733 of accrued interest receivable is due from Fisher at December 31, 2006 and 2005, respectively.

Fisher charges a management fee for administrative services to the Company.  Total fees were $60,000 and $60,000 for the years ended December 31, 2006 and 2005, respectively.

In addition, Fisher works as a subcontractor on certain construction projects.  Total amounts incurred to Fisher on subcontracts was $551,694 and $219,655 for the years ended December 31, 2006 and 2005, respectively.  At December 31, 2006 and 2005, $204,277 and $31,950, respectively, were included in accounts payable to Fisher.

Note 6.	Backlog

Following is a reconciliation of the backlog of signed contracts on which work had commenced:

Balance of signed but unperformed work at December 31, 2005	$23,660,470
New contracts and change orders during the year ended December 31, 2006	76,968,177
100,628,647
Less contract revenue earned during the year ended December 31, 2006	37,162,769
Balance, December 31, 2006	$63,465,878

Note 7.	Contingency

The Company has guaranteed the contract performance bonds of Fisher Sand & Gravel Co.  As of December 31, 2006, there were no material claims pending against the surety of these performance bonds.

Note 8.	Member Purchase Agreement

An agreement dated February 21, 2006 between the members gives Fisher Sand & Gravel Co. (Fisher) first option to purchase Richard H. Buenting's (Buenting) member interest in Road and Highway Builders, LLC upon Buenting's death.  Road and Highway Builders, LLC is required to carry $10,000,000 of life insurance on Buenting, the death benefit proceeds of which must be paid to Buenting's wife in the event of his death. This payment will be deemed to be the exercise of Fisher's option to purchase.